Exhibit 99.1
COVANTA HOLDING CORPORATION TO OFFER $300 MILLION OF
CASH CONVERTIBLE SENIOR NOTES
FAIRFIELD, NJ, May 18, 2009 — Covanta Holding Corporation (NYSE: CVA) (“Covanta”) today announced that it intends to privately offer, subject to market and other conditions, $300 million aggregate principal amount of cash convertible senior notes due 2014. Covanta also expects to grant the initial purchasers for the offering an option to purchase up to an additional $45 million aggregate principal amount of notes, solely to cover over-allotments, if any. The notes will be offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).
Interest will be payable semi-annually on June 1 and December 1, and the notes will mature on June 1, 2014. Prior to March 1, 2014, the notes will be convertible into cash only upon specified events and, thereafter, at any time. Upon cash conversion, Covanta will deliver an amount of cash calculated over the applicable conversion period. Covanta will not deliver common stock (or any other securities) upon conversion under any circumstances (subject to limited exception). The interest rate, conversion price and other terms will be determined by negotiations between Covanta and the initial purchasers.
In connection with the pricing of the notes, Covanta intends to enter into privately negotiated cash convertible note hedge transactions with affiliates of one or more of the initial purchasers (the “option counterparties”) that are expected to reduce Covanta’s exposure to potential cash payments in excess of the principal amount of the notes that may be required to be made by Covanta upon the cash conversion of the notes. Covanta also intends to enter into privately negotiated warrant transactions with the option counterparties, which could have a dilutive effect to the extent that the price of Covanta’s common stock exceeds the applicable strike price of the warrants. If the initial purchasers exercise their over-allotment option, the notional size of the cash convertible note hedge transactions and the warrant transactions will be automatically increased in a manner proportionate to the increase in the principal amount of notes being sold in the offering.
In connection with establishing their initial hedges of the cash convertible note hedge transactions and the warrant transactions, the option counterparties (and/or their respective affiliates) expect to enter into various over-the-counter cash-settled derivative transactions with respect to Covanta’s common stock, and/or purchase shares of Covanta’s common stock in privately negotiated transactions and/or open market transactions concurrently with, or shortly following, the pricing of the notes, and may unwind these over-the-counter cash-settled derivative transactions with respect to Covanta’s common stock and purchase shares of Covanta’s common stock in open market transactions shortly following the pricing of the notes. These activities could have the effect of increasing or preventing a decline in the price of Covanta’s common stock concurrently with or shortly following the pricing of the notes. The option counterparties (and/or their respective affiliates) may modify their hedge positions following the pricing of the notes from time to time (and are likely to do so during any conversion period related to the cash conversion of the notes) by entering into or unwinding various over-the-counter derivative transactions with respect to shares of Covanta’s common stock, and/or by purchasing or selling shares of Covanta’s common stock or the notes in privately negotiated transactions and/or open market transactions. These activities could adversely affect the value of Covanta’s common stock.
Covanta intends to use the net proceeds from the offering, together with the proceeds from the warrant transactions, for working capital and general corporate purposes, which may include funding a portion of the construction cost of a 1,700 metric tpd energy-from-waste facility in Dublin, Ireland, other capital expenditures, potential permitted investments or acquisitions. Concurrently with the offering, Covanta intends to use available cash to pay the cost of the cash convertible note hedge transactions described above.
This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. The notes have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The notes are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act.
About Covanta
Covanta Holding Corporation (NYSE:CVA), is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 38 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 17 million tons of waste into more than 8 million megawatt hours of clean renewable electricity and create 10 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaholding.com.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in domestic and international markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
Contact
Marisa F. Jacobs, Esq.
Vice President, Investor Relations and Corporate Communications
1-973-882-4196
Or
Vera Carley
Director, Media Relations and Corporate Communications
1-973-882-2439